Exhibit 10.1

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”) is made as of the [●] day of August 2021, by and between LiqTech International Inc., a Nevada corporation (the “Company”), and [●] (the “Investor”).

WHEREAS, the Investor previously acquired and holds [●] shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) through open market and other transactions (such shares of Common Stock, the “Existing Securities”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and in reliance on an exemption to the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Investor, and the Investor desires to exchange with the Company, the Existing Securities for a pre-funded warrant to purchase [●] shares of Common Stock (the “Warrant”); and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.    Exchange. On the Closing Date (as defined below), subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall, exchange the Existing Securities for the Warrant. Subject to the conditions set forth herein, the exchange of the Existing Securities for the Warrant shall take place via email on August [●], 2021, or at such other time and place as the Company and the Investor mutually agree (the “Closing” and such date, the “Closing Date”). At the Closing, the following transactions shall occur (such transaction an “Exchange”):

1.1    On the Closing Date, in exchange for the Existing Securities, the Company shall deliver the Warrant to the Investor or its designee in accordance with the Investor’s delivery instructions set forth on the Investor signature page hereto. Upon receipt of the Warrant in accordance with this Section 1.1, all of the Investor’s rights under the Existing Securities shall be extinguished. The Investor shall tender to the Company the Existing Securities within two Trading Days (as defined below) of the Closing Date and shall cooperate with the Company’s transfer agent and take all other actions necessary to effect such tender of the Existing Securities.

1.2    On the Closing Date, the Investor shall be deemed for all corporate purposes to have become the holder of record of the Warrant, irrespective of the date such Warrant is delivered to the Investor in accordance herewith. The Existing Securities shall be deemed for all corporate purposes to have been cancelled upon receipt of the Warrant in accordance with Section 1.1 above. Until the Existing Securities have been delivered to the Company, the Investor shall bear the risk that they are acquired by a bona fide purchaser with no notice of the Investor’s and the Company’s claims.

As used herein, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

As used herein, “Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded.

1.3    The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange, including, at the request of the Company or its transfer agent, executed stock powers in customary form.

1.4    The Company and the Investor acknowledge and agree that no cash consideration shall be paid or payable to the Investor from the Company to effect the Exchange.

2.    Representations and Warranties of the Company. The Company hereby represents and warrants to Investor, as of the date hereof and the Closing Date, that:

2.1    Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

2.2    Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder have been taken on or prior to the date hereof.

2.3    Valid Issuance of the Warrant and Common Stock. The Warrant, when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable. The shares of Common Stock when issued and delivered in accordance with the terms of the Warrant, for the consideration expressed therein, will be duly and validly issued, fully paid and non-assessable.

3.    Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants, as of the date hereof and the Closing Date, that:

3.1    Authorization. The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

3.2    Investment Experience. The Investor can bear the economic risk of its investment in the Warrant, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant, and upon exercise, the shares of Common Stock. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.3    Restricted Securities. The Investor understands that the Warrant and the shares of Common Stock issuable upon exercise of the Warrant have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein. The Investor understands that the Warrant and the shares of Common Stock issuable upon exercise of the Warrant are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Warrant and the shares of Common Stock issuable upon exercise of the Warrant indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Warrant and the shares of Common Stock issuable upon exercise of the Warrant, and on requirements relating to the Company which are outside of the Investor’s control, and which the Company is under no obligation and may not be able to satisfy.

3.4    No Public Market. The Investor understands that no public market now exists for the Warrant.

3.5    Validity; Enforcement; No Liens. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The Investor holds the Existing Securities free and clear of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

4.    Indemnification. The Investor will indemnify and hold the Company and its directors, officers, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) (collectively, the “Indemnified Parties”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that the Indemnified Parties may suffer as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Investor in this Agreement or (b) any action instituted against the Indemnified Parties in any capacity with respect to the transactions contemplated by this Agreement (unless such action is solely based upon a breach of such Indemnified Party’s representations, warranties or covenants under this Agreement or any violations by such Indemnified Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Investor in writing, and the Investor shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnified Party. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Indemnified Party against the Investor or others and any liabilities the Investor may be subject to pursuant to law

5.    Miscellaneous.

5.1    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2    Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

5.3    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.4    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and shall be mailed, hand delivered, telecopied or e-mailed and confirmed to the parties hereto as follows:

If to the Company:

LiqTech International Inc.

Industriparken 22C

Ballerup, Denmark

DK-2750

Attention: Claus Toftegaard

With a copy to:

Clayton E. Parker, Esquire

K&L Gates LLP

200 S. Biscayne Blvd., Suite 3900

Miami, FL 33131

If to the Investor:

[●]

With a copy to:

[●]

Any party hereto may change the address for receipt of communications by giving written notice to the others.

5.5    Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Investor and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

5.6    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.7    Entire Agreement. This Agreement represents the entire agreement and understanding between the parties concerning the Exchange and the other matters described herein and therein and supersede and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

5.8    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.9    Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

5.10    No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.11    Survival. The representations, warranties and covenants of the Company and the Investor contained herein together with the indemnification provisions set forth in Section 4 shall survive the Closing and delivery of the Warrant.

5.12    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.13    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

LIQTECH INTERNATIONAL INC.

By:
Claus Toftegaard,
Chief Financial Officer

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor: [●]

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: [●]

Instructions for Delivery of the Warrant to Investor: